EXHIBIT 10.7

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of November 17, 2006, by and between ImmunoCellular Therapeutics, Ltd., a Delaware corporation, formerly known as Optical Molecular Imaging, Inc., (the “Company”), and Dr. John Yu (“Securityholder”).

RECITALS

WHEREAS, the Company previously has agreed to register the shares of the Company’s common stock and common stock issuable upon exercise of the warrants held by certain of the Company’s securityholders (the “Other Shareholders”); and

WHEREAS, the Company has agreed, pursuant to the terms of the Securities Agreement, dated November 17, 2006 between the Company and Yu (the “Securities Agreement”) to register the shares of the Company’s common stock (the “Yu Shares”) issuable to the Securityholder upon exercise of the option to be issued to him under the terms of the Securities Agreement.

NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the parties hereby agree as follows:

1. Definitions.

As used in this Agreement, the following terms have the respective meanings set forth below:

Commission: shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

Exchange Act: shall mean the Securities Exchange Act of 1934, as amended.

Holder and Holders means (i) the Securityholder and the Other Shareholders and (ii) any person holding Registrable Securities to whom the registration rights under this Agreement have been validly transferred.

Person: shall mean an individual, partnership, limited liability company, joint stock company, corporation, trust or unincorporated organization, and a government or agency or political subdivision thereof.

Register, Registered and Registration: shall mean a registration effected by preparing and filing a registration statement in compliance with the Securities Act (and any post-effective amendments filed or required to be filed) and the declaration or ordering of effectiveness of such registration statement.

Registrable Securities: shall mean (i) the Yu Shares, (ii) those shares of the Company’s common stock issued or issuable to the Other Shareholders and to be registered as described above, and (iii) any securities of the Company issued as a dividend or other distribution with respect to, or in exchange for or in replacement of, the shares of the Company’s common stock referred to in (i) or (ii) above; provided, that Registrable Securities shall not include (a) such securities as are eligible for sale pursuant to Rule 144(k) (or any successor provision thereto) under the Securities Act (“Rule 144(k)”), or (b) such securities as have been registered under the Securities Act and subsequently sold by the Holder.

Registration Expenses: shall mean all expenses incurred by the Company in compliance with Sections 2.1 and 2.3 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company).

Securities Act: shall mean the Securities Act of 1933, as amended.

Selling Expenses: shall mean all underwriting discounts and selling commissions applicable to the Registrable Securities registered by the Holders.

2. Registration Rights.

2.1 Registration. On or prior to 60 days from the Closing (as defined in the Securities Agreement), the Company shall file a registration statement (the “Registration Statement”), covering all of the Registrable Securities and thereafter shall use its commercially reasonable best efforts to as soon as practicable effect such registration (including, without limitation, appropriate qualification under applicable state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations).

If requested, the Company shall, together with all Holders proposing to sell their Registrable Securities in such registration in an underwritten distribution (the “Initiating Holders”), enter into an underwriting agreement in customary form with an investment banking firm or firms selected for such underwriting by a majority in interest of the Initiating Holders, but subject to the Company’s reasonable approval. The Company may, at its option, include shares held by other securityholders of the Company in any such registration statement filed under this Section 2.1. Notwithstanding the foregoing, if in the good faith judgment of the managing underwriter of such public offering, the inclusion of all of the Registrable Securities requested to be registered would materially and adversely affect the successful marketing of the offering, then the amount of the securities to be included in the offering shall be reduced and the Registrable Securities and the other shares to be offered shall participate in such offering as follows: (i) first, the Registrable Securities requested to be included in such registration by the Initiating Holders, and if two or more Initiating Holders are included in the registration, pro rata

among the Initiating Holders on the basis of the number of Registrable Securities owned by each such Initiating Holder, and (ii) second, the shares requested to be included in such registration by any stockholder other than the Initiating Holders, in any manner determined by the Company (including in any manner specified in any agreement between the Company and such other stockholders). If any Holder of Registrable Securities disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company.

2.2 Expenses of Registration. All Registration Expenses incurred in connection with the registration pursuant to Section 2.1 shall be borne by the Company, including, but not limited to, printing, legal and accounting expenses, SEC filing fees and “blue sky” fees and expenses; provided, however, that the Company shall have no obligation to pay or otherwise bear (i) any portion of the fees or disbursements of counsel for the Holders in connection with the registration of their Registrable Securities, (ii) any portion of the underwriter’s commissions or discounts, expense allowance or fees or stock transfer taxes attributable to the Registrable Securities being offered and sold by the Holders of Registrable Securities, or (iii) any of such expenses if the payment of such expenses by the Company is prohibited by the laws of a state in which such offering is qualified and only to the extent so prohibited. Unless otherwise stated, all Selling Expenses relating to securities registered on behalf of the Holders shall be borne by the Holders of such securities pro rata on the basis of the number of shares so registered or proposed to be so registered.

2.3 Registration Procedures. In the case of the registration effected by the Company pursuant to this Agreement, the Company will keep each Holder advised in writing as to the initiation of such registration and as to the completion thereof. The Company will:

(a) Prepare and file with the Commission the Registration Statement and such amendments and supplements as may be necessary and use its commercially reasonable best efforts to cause the Registration Statement to become and remain effective until (i) the first anniversary following the date the Registration Statement is declared effective, or (ii) all of the Registrable Securities included in the Registration Statement have been sold, whichever comes first, except that the Company shall be permitted to suspend the use of the Registration Statement during certain periods as set forth below in this Section 2.3; and

(b) Furnish to the Holders participating in such registration and to the underwriters of the securities being registered such reasonable number of copies of the Registration Statement, preliminary prospectus, final prospectus and such other documents as such underwriters may reasonably request in order to facilitate the public offering of such securities.

Notwithstanding the foregoing, the Company shall notify each Holder whose securities are included in the registration of the happening of any event which makes any statement made in the Registration Statement or related prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or which requires the making of any changes in the Registration Statement or prospectus so that, in the case of the Registration Statement, it will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the prospectus, it will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. In such event, the Company may suspend use of the prospectus on written notice to each participating Holder, in which case each participating Holder shall not dispose of Registrable Securities covered by the Registration Statement or prospectus until copies of a supplemented or amended prospectus are distributed to the participating Holders or until the participating Holders are advised in writing by the Company that the use of the applicable prospectus may be resumed (the period of such suspension shall be a “Blackout Period”). The Company shall ensure that the use of the prospectus may be resumed as soon as practicable. The Company shall, upon the occurrence of any event contemplated by this paragraph, prepare a supplement or post-effective amendment to the Registration Statement or a supplement to the related prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, such prospectus will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. In the event that the Company declares one or more Blackout Periods, the one-year anniversary period set forth in Section 2.3(a) shall be extended by the number of days that constitute any such Blackout Periods.

2.4 Indemnification.

(a) The Company will indemnify each Holder, each of its officers and directors and partners, and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which registration has been effected pursuant to this Agreement, against all expenses, claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in the Registration Statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or any violation by the Company of the Securities Act, the Exchange Act, any state securities laws or any rule or regulation promulgated under such laws applicable to the Company in connection with any such registration, and the Company will reimburse each such Holder, each of its officers and directors, and each person controlling such Holder, for any legal and any other expenses reasonably incurred, as such expenses are incurred, in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Holder for use therein.

(b) Each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration is being effected, indemnify the Company, each of its officers and directors, each person who controls the Company within the meaning of Section 15 of the Securities Act, each other holder of the Company’s securities covered by the Registration Statement, and each such holder’s officers and directors and each person controlling such holder within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in the Registration Statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Holder of the Securities Act, the Exchange Act, any state securities laws or any rule or regulation promulgated under such laws applicable to the Holder, and will reimburse the Company, such other holders, such officers, directors, or control persons for any legal or any other expenses reasonably incurred, as such expenses are incurred, in connection with investigating or defending any such claim, loss, damage, liability or action, but in the case of the Company or the other holders or their officers, directors, or control persons, only to the extent that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in the Registration Statement, prospectus, offering circular or other document in reliance upon and in conformity with information furnished to the Company in writing by such Holder. Notwithstanding the foregoing, the liability of each Holder under this Section 2.4(b) shall be limited to an amount equal to the net proceeds from the offering received by such Holder. A Holder will not be required to enter into any agreement or undertaking in connection with any registration under this Section 2 providing for any indemnification or contribution on the part of such Holder greater than the Holder’s obligations under this Section 2.4(b).

(c) Each party entitled to indemnification under this Section 2.4 (the “Indemnified Party”) shall give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party’s expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement unless the failure to give such notice is materially prejudicial to an Indemnifying Party’s ability to defend such action and provided further, that the Indemnifying Party shall not assume the defense for matters as to which there is a conflict of interest or there are separate and different defenses. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party (whose consent shall not be unreasonably withheld), consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

(d) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

3. Termination of Registration Rights. The registration rights granted pursuant to Section 2.1 of this Agreement shall terminate upon the first anniversary of the effective date of the Registration Statement.

4. Transfer of Rights. The rights granted under Section 2 of this Agreement may be assigned to any transferee or assignee in connection with any transfer or assignment by the Holder of such Holder’s Registrable Securities, provided that: (i) such transfer is otherwise effected in accordance with applicable securities laws and the terms of this Agreement; (ii) written notice is promptly given to the Company; and (iii) such transferee or assignee agrees in writing to be bound by the provisions of this Agreement and by any other agreement reasonably necessary to ensure compliance with the Federal and state securities laws.

5. Lock-Up. In the event the Company seeks to sell shares of its securities in an underwritten public offering, the Company may, at the request of the underwriter for such offering, impose on each Holder a so-called “lock-up” period in connection with the public offering of not more than 90 days from the effective date of the registration statement for the public offering covering all of the Holder’s shares of the Company’s common stock.

6. Miscellaneous.

6.1 Consent to Jurisdiction. The Company and the Holders (i) hereby irrevocably submit to the exclusive jurisdiction of the United States District Court and the courts of the State of California located in Los Angeles, California, for the purposes of any suit, action or proceeding arising out of or relating to this Agreement, and (ii) hereby waive, and agree not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. The Company and each Holder consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this Section 6.1 shall affect or limit any right to serve process in any other manner permitted by law.

6.2 Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and a majority in interest of the Holders.

6.3 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earlier of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified for notice prior to 5:00 p.m., Eastern Standard Time, on a business day, (ii) the first business day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified for notice later than 5:00 p.m., Eastern Standard Time, on any date and earlier than 11:59 p.m., Eastern Standard Time, on such date, (iii) the business day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) actual receipt by the party to whom such notice is required to be given.

(x)	if to the Company: ImmunoCellular Therapeutics, Ltd. 11th Floor 1999 Avenue of the Stars Los Angeles, California 90067 Fax: (310) 201-4746

(y)	if to Yu: Dr. John Yu Suite 800 E 8631 West Third Street Los Angeles, California 90048 Fax: (310) 423-1038

or to such other address or addresses or facsimile number or numbers as any such party may most recently have designated in writing to the other parties hereto by such notice.

6.4 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns.

6.5 Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

6.6 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California, without regard to principles of conflicts of law thereof. This Agreement shall not be interpreted or construed with any presumption against the party causing this Agreement to be drafted.

6.7 Severability. If any term, provision, covenant or restriction of this Agreement is held to be invalid, illegal, void or unenforceable in any respect, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

6.8 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first set forth above.

“THE COMPANY”:

IMMUNOCELLULAR THERAPEUTICS, LTD., A DELAWARE CORPORATION

By:	/s/ David Wohlberg
David Wohlberg
President

“YU”:

/s/ Dr. John Yu
Dr. John Yu